FTVIPT S-3
                        SUPPLEMENT DATED FEBRUARY 9, 2007
                TO THE STATEMENT OF ADDITIONAL INFORMATION (SAI)
                    DATED MAY 1, 2006, AS PREVIOUSLY AMENDED,
         OF FRANKIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (TRUST)


Section 14.3 of the SAI of the Trust is replaced with the following:

         In addition to the payments above, Distributors and/or its affiliates may make the following payments out of its own assets to certain dealers who sell shares of Franklin Templeton funds, or participate in the offering of variable insurance products that invest in the Trust ("VIP Qualifying Dealers"):

         MARKETING SUPPORT PAYMENTS. Distributors may make payments to VIP Qualifying Dealers. A VIP Qualifying Dealer's marketing support services may include business planning assistance, advertising, educating dealer personnel about the Franklin Templeton funds and shareholder financial planning needs, placement on the VIP Qualifying Dealer's list of offered funds, and access to sales meetings, sales representatives and management representatives of the dealer. Distributors compensates VIP Qualifying Dealers differently depending upon, among other factors, whether the VIP Qualifying Dealer is directly selling Franklin Templeton funds, or participating in the offering of variable insurance products that invest in the Trust, sales and asset levels, redemption rates and the level and/or type of marketing and educational activities provided by the VIP Qualifying Dealer.

         OTHER PAYMENTS. From time to time, Distributors, at its expense, may provide additional compensation to VIP Qualifying Dealers which sell or arrange for the direct or indirect sale of shares of Franklin Templeton funds. Such compensation may include financial assistance to VIP Qualifying Dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. These payments may vary depending upon the nature of the event.

         Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

         Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as NASD. Distributors makes payments for events it deems appropriate, subject to Distributors' guidelines and applicable law. Distributors and/or its affiliates may also reimburse VIP Qualifying Dealers and/or their affiliates for certain costs associated with obtaining voting instructions from contract owners and the solicitation process in connection with Trust-sponsored proxy statements.

         You can ask your insurance company and VIP Qualifying Dealer for information about any payments they receive from Distributors and any services provided. Additional disclosure may be included in the insurance contract prospectus.

                PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.